                          KEY AUTO FINANCE TRUST 1997-1

             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS

                          Servicer: Key Bank USA, N.A.

                    Indenture Trustee: Bankers Trust Company

                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  October 1 to October 31, 1997
Distribution Date:  November 17, 1997

Statement for Class A and Class B Noteholders and Certificateholders Pursuant to Section 5.6 of the Sale and Servicing Agreement Class

                                                                                                         Per $1,000 of Original
                                                                                                            Class A/Class B
                                                                                                           Certificate Amount
                                                                                                     -----------------------------
(i)   Principal Distribution
          Class A-1 Note  Amount                                                   14,645,033.50                        81.8225707
          Class A-2 Note  Amount                                                            0.00                         0.0000000
          Class A-3 Note  Amount                                                            0.00                         0.0000000
          Class B  Note  Amount                                                             0.00                         0.0000000
          Certificates  Amount                                                              0.00                         0.0000000

(ii)  Interest Distribution
          Class A-1 Note  Amount                                                      872,553.11                         4.8750000
          Class A-2 Note  Amount                                                      332,750.00                         5.0416667
          Class A-3 Note  Amount                                                      236,472.63                         5.1250000
          Class B  Note  Amount                                                       140,304.00                         5.3333333
          Certificates  Amount                                                        112,535.50                         6.4166667

(iii) Total Pool Balance of Notes and Certificates (end of Collection Period)  320,326,219.23

(iv)  Class A-1 Notes Balance (end of Collection Period)                          164,340,219.23
      Class A-1 Pool Factor (end of Collection Period)                                                                   0.5478007
      Class A-2 Notes Balance (end of Collection Period)                           66,000,000.00
      Class A-2 Pool Factor (end of Collection Period)                                                                   1.0000000
      Class A-3 Notes Balance (end of Collection Period)                           46,141,000.00
      Class A-3 Pool Factor (end of Collection Period)                                                                   1.0000000
      Class B Notes Balance (end of Collection Period)                             26,307,000.00
      Class B Pool Factor (end of Collection Period)                                                                     1.0000000
      Certificates Balance (end of Collection Period)                              17,538,000.00
      Certificates Pool Factor (end of Collection Period)                                                                1.0000000

(v)   Basic Servicing Fee                                                             274,032.07                         0.8180764

(vi)  Aggregate Net Losses                                                          1,578,978.51

                          KEY AUTO FINANCE TRUST 1997-1

             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS

                          Servicer: Key Bank USA, N.A.

                    Indenture Trustee: Bankers Trust Company

                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  October 1 to October 31, 1997
Distribution Date:  November 17, 1997

Statement for Class A and Class B Noteholders and Certificateholders Pursuant to Section 5.6 of the Sale and Servicing Agreement Class

                                                                                                         Per $1,000 of Original
                                                                                                            Class A/Class B
                                                                                                           Certificate Amount
                                                                                                     -----------------------------
(vii)   Reserve Account Balance after Giving Effect to Payments                 9,610,214.64
        Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments       9,610,214.64
        Made on Distribution Date
        Draws on Reserve Account                                                        0.00
        Deposits to Reserve Account                                                     0.00

(viii)  Class A-1 Notes Interest Carryover Shortfall                                    0.00                         0.0000000
        Class A-2 Notes Interest Carryover Shortfall                                    0.00                         0.0000000
        Class A-3 Notes Interest Carryover Shortfall                                    0.00                         0.0000000
        Class B Notes Interest Carryover Shortfall                                      0.00                         0.0000000
        Certificates Interest Carryover Shortfall                                       0.00                         0.0000000
        Class A-1 Notes Principal Carryover Shortfall                                   0.00                         0.0000000
        Class A-2 Notes Principal Carryover Shortfall                                   0.00                         0.0000000
        Class A-3 Notes Principal Carryover Shortfall                                   0.00                         0.0000000
        Class B Notes Principal Carryover Shortfall                                     0.00                         0.0000000
        Certificates Principal Carryover Shortfall                                      0.00                         0.0000000

(ix)    Additional Principal Distributable Amount                                       0.00

(x)     Aggregate Purchase Amount of Receivables Repurchased by the Seller              0.00
        or purchased by Servicer

(xi)    Delinquent Contracts
                                                                                            Number                   Balance
                                                                             ----------------------------------------------------
           30-59 Days                                                                        573                  6,561,260.70
           60-89 Days                                                                        135                  1,542,768.32
           90 Days or More                                                                   230                  1,561,257.89







                                     Page 2